Second Quarter 2004 Performance Review July 29, 2004

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: the extent to which the Company is successful in integrating Aeronautical Systems in a manner and a timeframe that achieves expected cost synergies and operating synergies; demand for and market acceptance of new and existing products, such as the Airbus A380, the Joint Strike Fighter, the Boeing 7E7, the Embraer 190 and the Boeing 717; and other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Recent Significant Developments Improved second quarter results from operations Continue to use cash to pay down debt Redemption of $60 million of Airport Revenue Bonds scheduled for August 1, 2004 New program wins 7E7 Dreamliner - Proximity Sensing System F/A-18 E/F - Landing gear for follow-on order through Boeing F-35 Joint Strike Fighter - Ice detection system A380 - Post shipment final assembly and engine build-up for the Engine Alliance GP7200 engine Comprehensive aftermarket support - Wheels, carbon brakes and overhaul services for Independence Air' fleet of Airbus A319 aircraft; nacelle system support for AirTran fleet of Boeing 717 and 737 aircraft Commercial aftermarket and military and space sales continue to improve Implemented FASB Staff Position 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" 2004 Outlook - Fully diluted EPS range increased to $1.30 - $1.40, sales expectations increased to $4.70 - $4.75 billion Good balance of improved operational performance and future growth opportunities

Sales Trends Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 GR 1157 1094 1095 1064 1130 1162 1134 Sales ($ in Millions) Note: All sales restated to reflect discontinued operations Second half 2004 sales expected to grow as cycle improves Sequential decline from Q1 2004 to Q2 2004 primarily due to timing of shipments for large commercial aircraft OE customers

(Dollars in Millions, excluding EPS) 2nd Qtr 2004 2nd Qtr 2003 Change Sales $1,134 $1,095 4% Segment operating income $127 $81 57% - % of Sales 11.2% 7.4% +3.8% Income (Loss) - Continuing operations - Net income $39 $39 $15 $14 164% 169% Diluted EPS - Continuing operations - Net income $0.32 $0.32 $0.12 $0.12 167% 167% Second Quarter 2004 - Financial Summary

(Dollars in Millions, excluding EPS) First Half 2004 First Half 2003 Change Sales $2,296 $2,189 5% Segment operating income $245 $100 146% - % of Sales 10.7% 4.5% +6.2% Income (Loss) - Continuing operations - Net income $69 $86 ($18) $44 NM 95% Diluted EPS - Continuing operations - Net income $0.58 $0.71 ($0.15) $0.37 NM 92% First Half 2004 - Financial Summary

Second Quarter 2004 - Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS Second Quarter 2003 -from Continuing Operations $1,095 $15 $0.12 Increased overall volume, change in share count, other $25 $15 $0.14 Foreign Exchange Sales and Income Impacts $14 ($4) ($0.04) Lower facility closure and headcount reduction and asset impairment charges $17 $0.14 Stock-based compensation expensing ($1) ($0.01) P & L Headwind (Incentive Comp, Liability Insurance, Tax Litigation, Retiree Medical) ($3) ($0.03) Second Quarter 2004 -from Continuing Operations $1,134 $39 $0.32 Operating performance clouded by FX, other issues, G&A

Second Quarter 2004 - Airframe Systems Segment 2nd Quarter 2004 2nd Quarter 2003 Change Change Dollars in Millions 2nd Quarter 2004 2nd Quarter 2003 $ % Sales $404 $395 $9 2% Segment OI $25 $23 $2 8% % Sales 6.3% 5.8% Included above: Facility Closure and Headcount Reductions/Asset Impairment $0 ($3) $3 N/A Major Variances: Sales Favorable currency translation on non-U.S. dollar sales, primarily in the actuation systems business, Higher sales of aircraft wheels and brakes, higher sales of engineered polymer products and increases in heavy airframe maintenance activity, Partially offset by decreases in actuation systems and landing gear sales volumes. Segment Operating Income Sales changes as noted above, Lower operating costs, Lower asset impairment, facility closure and headcount reduction charges, Unfavorable foreign currency exchange rate impacts.

Second Quarter 2004 - Engine Systems Segment Major Variances: Sales Higher aerostructures aftermarket sales and sales of turbine fuel engine components to the U.S. military, Increased sales of cargo systems in the commercial aftermarket and passenger to freighter conversions and increased aircraft maintenance, repair and overhaul sales, Partially offset by, lower engine controls commercial original equipment sales and lower demand for initial spares for new aircraft deliveries in 2004. Segment Operating Income Lower facility closure, headcount reduction and asset impairment costs, Higher volume as described above, especially for aerostructures aftermarket sales, Lower operating costs. 2nd Quarter 2004 2nd Quarter 2003 Change Change Dollars in Millions 2nd Quarter 2004 2nd Quarter 2003 $ % Sales $449 $424 $25 6% Segment OI $69 $26 $43 165% % Sales 15.4% 6.1% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($1) ($23) $22 N/A

Second Quarter 2004 - Electronic Systems Segment Major Variances: Sales Higher volume in the regional and business jet market, aircraft interior products, de-icing and specialty system, sensors and power systems businesses, Higher original equipment sales for power transmission and power systems businesses. Partially offset by: decreased in sales in the commercial original equipment market for Boeing programs, military and space market for sensors and optical and space systems business due to a program completion, lower spares and repairs requirements and the winding down of a program as it nears completion. Segment Operating Income Weaker mix from lower military and space original equipment and aftermarket and commercial aftermarket sales Increased investments in research and development costs and bid and proposal costs in an effort to win new programs Operational inefficiencies in our aircraft interior products and propulsion products businesses Lower profits from the effects of a two-week strike in our de-icing business. 2nd Quarter 2004 2nd Quarter 2003 Change Change Dollars in Millions 2nd Quarter 2004 2nd Quarter 2003 $ % Sales $281 $275 $6 2% Segment OI $32 $32 $0 -- % Sales 11.3% 11.6% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($2) ($4) $2 N/A

Summary Cash Flow Information Item (Dollars in Millions) 2nd Qtr 2004 2nd Qtr 2003 Net income from continuing operations $39 $14 Net restructuring and consolidation, asset impairments ($5) $18 Depreciation and Amortization $56 $53 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($2) $13 Deferred income taxes and income taxes payable $14 ($7) Accrued expenses, other current assets and other non-current assets and liabilities ($20) $5 Cash Flow from Operations $82 $96 Cash Payments for Restructuring ($8) ($11) Capital Expenditures ($29) ($27) Pension Contributions ($28) ($6) Major Variances - second quarter 2004 compared to second quarter 2003: Increase in pension plan contributions Working capital - primarily due to: Increased non-product inventory for new product development Increased product inventory to support increased sales Accounts receivable and accounts payable both small sources of cash

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 Net Debt 2893 2487 2075 1994 1949 1836 1824 1779 Cash 146 150 186 268 326 378 330 356 $ in Millions Total Debt + QUIPS $3,039 Total Debt + QUIPS $2,638 Total Debt + QUIPS $2,261 Net Debt + QUIPS $2,893 Net Debt + QUIPS $2,488 Net Debt + QUIPS $2,075 Cash $146 Cash $150 Cash $186 Total debt + QUIPS reduced $904M or 30%; Net debt + QUIPS reduced $1,114M or 39% Total Debt + QUIPS $2,262 Net Debt + QUIPS $1,994 Cash $268 Total Debt + QUIPS $2,275 Net Debt + QUIPS $1,949 Cash $326 Total Debt (includes QUIPS) $2,215 Net Debt (includes QUIPS) $1,837 Cash $378 Note: See page 22 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated. Total Debt $2,153 Net Debt $1,823 Cash $330 Total Debt $2,135 Net Debt $1,779 Cash $356

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 195 342 143 588 150 76 672 131 1st Half 2004 Sales by Market Channel Total Sales $2,296M Large Commercial Aircraft Aftermarket 26% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 9% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 29% Other 6% Heavy A/C Maint. 3% OE AM Balanced business mix - three major market areas each represent approximately one-third of sales Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 35% Total Commercial OE 30% Total Military and Space 29%

Outlook

Expectations for Goodrich 2004 Sales Sales by Market Channel 2003 Sales Mix Average Expected Growth Average Expected Growth Sales by Market Channel 2003 Sales Mix 2003 Actual Change* 2004 Expected Change Military and Space - OE and Aftermarket 30% 10% 10% - 12% Boeing and Airbus - OE Production 24% (10%) Up slightly Regional, Business & General Aviation - OE 5% (18%) 8% - 10% Aftermarket - Large Commercial and Regional, Business and GA 32% (3%) Around 6% Heavy Airframe Maintenance 3% (27%) Up slightly Other 6% (13%) Approx. Flat Goodrich Total Sales $4.4B (4%) $4.70 - $4.75B * Compared to 2002 pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

Foreign Exchange Considerations Goodrich Foreign Currency Exposure Approximately 85 - 90 percent of sales in US dollars Approximately 70 - 75 percent of pre-tax costs in US dollars Euro, Pound Sterling and Canadian dollar represent >98% of exposure Exposure increased with Aeronautical Systems acquisition due to significant European manufacturing presence Goodrich hedges a major portion of projected forward exposure Currently hedged on approximately 93 percent of remaining 2004 exposure Unhedged portion subject to FX rate fluctuations until hedged or realized Estimated $15 million pre-tax operating income impact versus 2003 at current FX rates; $6M pre-tax 2nd quarter 2004 impact (0.6% OI margin impact)

Goodrich Strategic Imperatives Balanced Growth Faster than the overall market Win key positions on new aircraft (e.g. 7E7) Migrate commercial products/technologies to military applications Penetrate adjacent markets Leverage the Enterprise Resource allocation Technology/Innovation Enterprise-wide initiatives Customer alignment/focus Operational Excellence Lean manufacturing/Six Sigma Make/Buy analysis Successful implementation will enable Goodrich to compete/win in all business environments

Summary - Goodrich Attributes and Actions Top tier aerospace supplier Diversified, balanced business mix Proprietary, flight critical products Strong cash flow Enterprise-wide initiatives Experience managing operations in challenging markets Committed to maintaining a conservative financial profile and investment grade ratings Focused on what we can control

What Investors Should Expect from Goodrich Continued commitment to integrity No significant acquisitions Focused on the business "Blocking and Tackling" Cash flow Margin improvement Actuation business operational improvement Working capital management New product development Continue investing in new products and systems Reduce leverage to target levels Transparency of financial results and disclosure Accountable to all stakeholders

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.